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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in the registration statements on Forms S-8 Nos. 333-121190 and 333-121191 (both dated December 31,
2004) of our report dated January 27, 2006 with respect to the consolidated financial statements of Integrity Bancshares, Inc. included in this Annual Report on Form 10-K for the year ended December 31, 2005.

                                            /s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
March 22, 2006